UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2025

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241

(Address of principal executive offices) (zip code)

1 (888) 646-5205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 8.01. Other Events.

As previously disclosed, on March 15, 2024, Workhorse Group Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an institutional investor (the “Investor”) under which the Company agreed to issue and sell, in one or more registered public offerings by the Company directly to the Investor, (i) senior secured convertible notes for up to an aggregate principal amount of $139,000,000 (the “Notes”) that will be convertible into shares of the Company’s common stock, par value of $0.001 per share (the “Common Stock”) and (ii) warrants (the “Warrants”) to purchase shares of Common Stock in multiple tranches over a period beginning on March 15, 2024. Pursuant to the Securities Purchase Agreement, on February 12, 2025 (the “Closing Date”), the Company issued and sold to the Investor (i) a Note (the “Tenth Additional Note”) in the original principal amount of $35,000,000 (the “Tenth Additional Note”) and (ii) a Warrant to purchase up to 55,045,655 shares of Common Stock.

Pursuant to a letter agreement entered into between the Company and the Investor in connection with the Tenth Additional Note (the “Lockbox Letter”), such proceeds, after fees and expenses, were deposited into a lockbox account under the control of the collateral agent under the Securities Purchase Agreement (the “Lockbox Account”).

Funds may be released from the Lockbox Account from time to time (i) in an amount corresponding to the principal amount converted, if the Investor converts any portion of the Tenth Additional Note; (ii) in the amount of $2,625,000 each calendar month, if the Company satisfies the conditions of a Market Release Event (as defined in the Lockbox Letter), including minimum common stock price and trading volume conditions; or (iii) otherwise, with the consent of the Investor.

On April 17, 2025, the Investor notified the Company that it consented to the release of $3,000,000 from the Lockbox Account. Subject to the satisfaction of certain conditions in the Lockbox Letter, the Company expects to receive the released funds, less fees and expenses, on April 17, 2025. The Company plans to disclose any future release of funds from the Lockbox Account in its periodic reports.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties. For such statements, including those about the Company’s receipt of funds from the Lockbox account, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: April 17, 2025	By:	/s/ James D. Harrington
	Name:	James D. Harrington
	Title:	General Counsel, Chief Compliance Officer and Secretary

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